Exhibit 99.1

During the first quarter of 2012, IAC/InterActiveCorp (the “Company”) realigned its reportable segments.  The Company has created a new segment called “Local” that includes ServiceMagic, which was previously reported as its own separate segment, and CityGrid Media, which has been moved from the Search segment.  In addition, DailyBurn has been moved from the Search segment to the Media & Other segment and Pronto has been moved from the Media & Other segment to the Search segment.  There have been no changes to the Match segment.  The tables below reflect these changes (unaudited; dollars in thousands):

	2011					2010					2009
	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	FYE 12/31

Revenue:
Search	$233,851	$238,328	$258,875	$309,453	$1,040,507	$195,098	$189,186	$197,271	$223,729	$805,284	$649,642
Match	111,597	116,429	132,328	157,673	518,027	89,275	96,961	106,197	108,290	400,723	342,598
Local	70,931	80,410	80,124	71,953	303,418	59,836	69,976	69,097	64,840	263,749	230,426
Media & Other	44,133	50,405	45,715	57,976	198,229	34,158	38,351	40,864	55,068	168,441	125,598
Inter-segment elimination	(299)	(168)	(158)	(112)	(737)	(189)	(230)	(463)	(500)	(1,382)	(1,569)
Total	$460,213	$485,404	$516,884	$596,943	$2,059,444	$378,178	$394,244	$412,966	$451,427	$1,636,815	$1,346,695

Operating Income (Loss):
Search	$48,621	$50,651	$45,508	$59,226	$204,006	$36,169	$34,554	$33,141	$24,492	$128,356	$(967,657)
Match	23,429	40,999	36,677	36,450	137,555	13,702	25,490	38,126	38,049	115,367	84,655
Local	5,834	9,326	7,324	3,049	25,533	(1,371)	4,514	3,811	1,451	8,405	3,974
Media & Other	(5,283)	(4,668)	(4,485)	(5,735)	(20,171)	(5,157)	(4,729)	(4,699)	(40,400)	(54,985)	(25,226)
Corporate	(35,265)	(38,077)	(38,284)	(37,535)	(149,161)	(34,418)	(35,196)	(32,695)	(45,039)	(147,348)	(133,733)
Total	$37,336	$58,231	$46,740	$55,455	$197,762	$8,925	$24,633	$37,684	$(21,447)	$49,795	$(1,037,987)

Non-cash compensation expense:
Search	$77	$(291)	$4	$8	$(202)	$147	$89	$310	$84	$630	$663
Match	—	—	423	1,219	1,642	26	(179)	—	—	(153)	154
Local	—	—	—	—	—	—	—	—	—	—	150
Media & Other	50	171	275	278	774	120	159	162	197	638	846
Corporate	20,034	23,127	22,183	21,030	86,374	21,252	20,979	16,586	24,348	83,165	68,268
Total	$20,161	$23,007	$22,885	$22,535	$88,588	$21,545	$21,048	$17,058	$24,629	$84,280	$70,081

Amortization of intangibles and goodwill impairment:
Search	$202	$202	$768	$4	$1,176	$201	$202	$202	$11,201	$11,806	$1,064,356
Match	1,559	1,336	3,107	11,075	17,077	1,078	3,793	1,228	744	6,843	4,940
Local	467	442	443	1,399	2,751	601	514	624	527	2,266	3,234
Media & Other	229	220	220	384	1,053	1,294	247	248	32,800	34,589	1,369
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total	$2,457	$2,200	$4,538	$12,862	$22,057	$3,174	$4,756	$2,302	$45,272	$55,504	$1,073,899

	2011					2010					2009
	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	FYE 12/31

Amortization of non-cash marketing:
Search	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,494
Match	—	—	—	—	—	—	—	—	—	—	4,375
Local	—	—	—	—	—	—	—	—	—	—	4,999
Media & Other	—	—	—	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,868

Operating Income Before Amortization:
Search	$48,900	$50,562	$46,280	$59,238	$204,980	$36,517	$34,845	$33,653	$35,777	$140,792	$103,856
Match	24,988	42,335	40,207	48,744	156,274	14,806	29,104	39,354	38,793	122,057	94,124
Local	6,301	9,768	7,767	4,448	28,284	(770)	5,028	4,435	1,978	10,671	12,357
Media & Other	(5,004)	(4,277)	(3,990)	(5,073)	(18,344)	(3,743)	(4,323)	(4,289)	(7,403)	(19,758)	(23,011)
Corporate	(15,231)	(14,950)	(16,101)	(16,505)	(62,787)	(13,166)	(14,217)	(16,109)	(20,691)	(64,183)	(65,465)
Total	$59,954	$83,438	$74,163	$90,852	$308,407	$33,644	$50,437	$57,044	$48,454	$189,579	$121,861

Depreciation:
Search	$6,166	$5,399	$9,824	$4,095	$25,484	$8,534	$9,392	$7,526	$10,302	$35,754	$31,395
Match	2,300	2,278	2,481	3,721	10,780	3,028	2,878	2,612	2,524	11,042	9,821
Local	2,195	2,392	2,738	3,063	10,388	1,755	1,942	2,022	2,066	7,785	6,259
Media & Other	499	308	362	385	1,554	232	262	282	297	1,073	2,744
Corporate	2,279	2,073	2,079	2,082	8,513	2,244	2,151	2,156	1,692	8,243	11,172
Total	$13,439	$12,450	$17,484	$13,346	$56,719	$15,793	$16,625	$14,598	$16,881	$63,897	$61,391

Reconciliation of Operating Income Before Amortization to operating income (loss) to net earnings (loss) attributable to IAC shareholders:

	2011					2010					2009
	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	FYE 12/31

Operating Income Before Amortization	$59,954	$83,438	$74,163	$90,852	$308,407	$33,644	$50,437	$57,044	$48,454	$189,579	$121,861
Non-cash compensation expense	(20,161)	(23,007)	(22,885)	(22,535)	(88,588)	(21,545)	(21,048)	(17,058)	(24,629)	(84,280)	(70,081)
Amortization of intangibles	(2,457)	(2,200)	(4,538)	(12,862)	(22,057)	(3,174)	(4,756)	(2,302)	(17,240)	(27,472)	(157,031)
Amortization of non-cash marketing	—	—	—	—	—	—	—	—	—	—	(15,868)
Goodwill impairment	—	—	—	—	—	—	—	—	(28,032)	(28,032)	(916,868)
Operating income (loss)	37,336	58,231	46,740	55,455	197,762	8,925	24,633	37,684	(21,447)	49,795	(1,037,987)
Equity in (losses) income of unconsolidated affiliates	(1,879)	(8,720)	(15,078)	(10,623)	(36,300)	(22,613)	(4,002)	(547)	1,486	(25,676)	(14,014)
Other income (expense), net	752	5,637	4,308	(637)	10,060	5,236	103	819	(7,591)	(1,433)	105,002
Earnings (loss) from continuing operations before income taxes	36,209	55,148	35,970	44,195	171,522	(8,452)	20,734	37,956	(27,552)	22,686	(946,999)
Income tax (provision) benefit	(16,041)	(9,518)	32,003	(2,397)	4,047	(6,145)	(5,313)	(15,516)	(5,105)	(32,079)	(9,474)
Earnings (loss) from continuing operations	20,168	45,630	67,973	41,798	175,569	(14,597)	15,421	22,440	(32,657)	(9,393)	(956,473)
Gain on Liberty Exchange	—	—	—	—	—	—	—	—	140,768	140,768	—
(Loss) earnings from discontinued operations, net of tax	(1,948)	(2,488)	(3,922)	4,366	(3,992)	(4,727)	(2,586)	(4,795)	(24,915)	(37,023)	(23,439)
Net earnings (loss)	18,220	43,142	64,051	46,164	171,577	(19,324)	12,835	17,645	83,196	94,352	(979,912)
Net (earnings) loss attributable to noncontrolling interests	(150)	(718)	922	2,602	2,656	619	756	(136)	3,768	5,007	1,090
Net earnings (loss) attributable to IAC shareholders	$18,070	$42,424	$64,973	$48,766	$174,233	$(18,705)	$13,591	$17,509	$86,964	$99,359	$(978,822)

The Company’s primary metric is Operating Income Before Amortization, which is defined as operating income excluding, if applicable: (1) non-cash compensation expense, (2) amortization of non-cash marketing, (3) amortization and impairment of intangibles, (4) goodwill impairment and (5) one-time items. The Company believes this measure is useful to investors because it represents the operating results from IAC’s segments, taking into account depreciation, which it believes is an ongoing cost of doing business, but excluding the effects of any other non-cash expenses. Operating Income Before Amortization has certain limitations in that it does not take into account the impact to IAC’s statement of operations of certain expenses, including non-cash compensation, non-cash marketing, and acquisition related accounting. IAC endeavors to compensate for the limitations of the non-GAAP measure presented by providing the comparable GAAP measure with equal or greater prominence and a reconciliation of the non-GAAP measure to net earnings (loss) attributable to IAC shareholders. The information presented above should be read in conjunction with IAC’s historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.